Exhibit 10.3

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (“Assignment Agreement”), dated as of December 20, 2024, is entered into by and among Foreside Fund Services, LLC (“ACA Foreside”), Grayscale Investments, LLC (“GSI”), Grayscale Operating, LLC (“GSO”) and Grayscale Investments Sponsors, LLC (“New Sponsor”). This Assignment Agreement shall be effective as of 9:05 A.M., Eastern Time, on January 1, 2025 (“Effective Time”)

WHEREAS, pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 27, 2024, and effective prior to the Effective Time, by and among GSI, GSO and New Grayscale Investments, LLC, GSO shall succeed to all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of GSI, including with respect to the Agreements (as defined below), all as provided under the Delaware Limited Liability Company Act (the “Grayscale Merger Agreement”);

WHEREAS, ACA Foreside and GSI are parties to the Marketing Agent Agreements listed on Schedule A to this Assignment Agreement (collectively, the “Agreements”) and, upon the effectiveness of the Grayscale Merger Agreement and immediately prior to the Effective Time, ACA Foreside and GSO will be parties to the Agreements (it being understood that for purposes hereof, the term “Current Sponsor” shall be deemed to refer to, (i) prior to the effectiveness of the Grayscale Merger Agreement, GSI, and (ii) from and after the effectiveness of the Grayscale Merger Agreement, GSO);

WHEREAS, Current Sponsor would like to assign the Agreements to its affiliate, New Sponsor; and

WHEREAS, Current Sponsor desires to assign, transfer and convey all of its rights, duties and obligations under the Agreements to New Sponsor and New Sponsor desires to assume all such rights, duties and obligations;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.
Assignment

Current Sponsor hereby assigns, transfers and conveys all of its rights, duties and obligations under the Agreements to New Sponsor.

2.
Assumption

New Sponsor hereby agrees to assume all of Current Sponsor’s rights, duties and obligations under the Agreements and also agrees to observe, perform and fulfill all the terms and conditions thereof.

3.
Representations and Warranties

Current Sponsor and New Sponsor each hereby represent and warrant to ACA Foreside that the assignment will not result in a change of control.

Each party hereby represents and warrants to the other parties that:

a.
It has the full right, power, and authority to enter into this Assignment Agreement and to perform its obligations hereunder.

b.
The execution of this Assignment Agreement by the individual whose signature is set forth at the end of this Assignment Agreement on behalf of such party, and the delivery of this Assignment Agreement by such party, have been duly authorized by all necessary action on the part of such party.
c.
This Assignment Agreement has been executed and delivered by such party and (assuming due authorization, execution, and delivery by the other parties hereto) constitutes the legal, valid, and binding obligation of such party, enforceable against such party in accordance with its terms.

4.
Consent

ACA Foreside, GSI and GSO hereby consent to the assignment of the Agreements.

5.
Duties Unchanged

The parties agree that Foreside’s duties and obligations remain unchanged by this Assignment Agreement.

6.
Miscellaneous

This Assignment Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

This Assignment Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Assignment Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be duly executed as of the date hereof.

[Signature Page Follows]

FORESIDE FUND SERVICES, LLC

/s/ Tessa Cowan
Teresa Cowan, President

GRAYSCALE INVESTMENTS, LLC

/s/ Craig Salm
Craig Salm, Chief Legal Officer

GRAYSCALE OPERATING, LLC

By: NEW GRAYSCALE INVESTMENTS, LLC, the sole member of Grayscale Operating, LLC

By: GRAYSCALE INVESTMENTS, LLC, the sole member of New Grayscale Investments, LLC

/s/ Craig Salm
Craig Salm, Chief Legal Officer

GRAYSCALE INVESTMENTS SPONSORS, LLC

By: GRAYSCALE OPERATING, LLC, the sole member of Grayscale Investments Sponsors, LLC

By: NEW GRAYSCALE INVESTMENTS, LLC, the sole member of Grayscale Operating, LLC

By: GRAYSCALE INVESTMENTS, LLC, the sole member of New Grayscale Investments, LLC

/s/ Craig Salm
Craig Salm, Chief Legal Officer

[Signature Page to Foreside Assignment and Assumption Agreement]

SCHEDULE A

1.
Marketing Agent Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Bitcoin Trust ETF (f/k/a Grayscale Bitcoin Trust (BTC)), and Foreside Fund Services, LLC, dated as of August 18, 2022, as amended by the First Amendment to the Marketing Agent Agreement, dated as of January 15, 2024;

2.
Marketing Agent Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Bitcoin Mini Trust ETF (f/k/a Grayscale Bitcoin Mini Trust (BTC)), and Foreside Fund Services, LLC, dated as of May 14, 2024;

3.
Marketing Agent Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Ethereum Trust ETF (f/k/a Grayscale Ethereum Trust (ETH)), and Foreside Fund Services, LLC, dated as of May 14, 2024; and

4.
Marketing Agent Agreement, by and between Grayscale Investments, LLC, as sponsor of the Grayscale Ethereum Mini Trust ETF (f/k/a Grayscale Ethereum Mini Trust (ETH)), and Foreside Fund Services, LLC, dated as of May 23, 2024.